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                                                                 Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into The Jones Financial Companies, L.L.L.P.'s previously filed Form S-2 Registration Statement File No. 33-61049 and Form S-8 Registration Statements File No. 333-48233, No. 333-36258, 333-55729, No. 33-35247 and No. 33-62734.





ARTHUR ANDERSEN LLP


St. Louis, Missouri
March 19, 2002